UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON D.C.  20549
                         SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934
                            (Amendment No.  )

Filed by the Registrant     [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ [ Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         UNISOURCE ENERGY CORPORATION
-------------------------------------------------------------------------------
               (Name of the Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     2)  Form, Schedule or Registration Statement No.
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                    -----------------------------------------------------------




                         UNISOURCE ENERGY CORPORATION
                            220 West Sixth Street
                                 P.O. Box 711
                            Tucson, Arizona 85702

Charles E. Bayless
Chairman of the Board                                           (520) 571-4000

                                                                March 31, 1998
Dear Shareholder:

     You are cordially invited to attend the Annual Meeting (the "Meeting") of Shareholders of UniSource Energy Corporation (the "Company") to be held on May 8, 1998. The Meeting will begin at 10:00 a.m., Tucson time, at the Tucson East Hilton Hotel, 7600 East Broadway Boulevard, Tucson, Arizona.

     Effective January 1, 1998 (the "Effective Date"), the Company became the parent company of Tucson Electric Power Company ("TEP"). TEP's common stock shareholders approved the new corporate structure on May 26, 1995. TEP received approval of the new corporate structure from the Arizona Corporation Commission on November 25, 1997, and from the Federal Energy Regulatory Commission on September 25, 1997. On the Effective Date, any outstanding shares of TEP common stock were automatically exchanged, on a share-for-share basis, for shares of the Company's common stock under a statutory share exchange pursuant to Arizona corporation law. As a result, the holders of TEP's common stock became owners of the Company's common stock and TEP stock certificates automatically represent shares of the Company.

     At the Meeting you will be asked to elect a Board of Directors for the Company for the ensuing year. During the Meeting, a report will be given on the operations of TEP during fiscal year 1997. Directors and officers of the Company will be present to respond to questions that shareholders may have.

     Please fill out, sign, date, and return the enclosed Proxy Card promptly. If you attend the Meeting and wish to vote your shares personally, you may revoke your proxy at that time. Your interest is very much appreciated.

                            Sincerely yours,
                            UNISOURCE ENERGY CORPORATION


                            Charles E. Bayless
                            Chairman of the Board, President and
                              Chief Executive Officer



                        UNISOURCE ENERGY CORPORATION
                           220 West Sixth Street
                               P.O. BOX 711
                            TUCSON, ARIZONA 85702               (520) 571-4000

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS MAY 8, 1998

To the Shareholders of
   UNISOURCE ENERGY CORPORATION

     Notice is hereby given that the Annual Meeting (the "Meeting") of Shareholders of UniSource Energy Corporation (the "Company") will be held on the 8th day of May, 1998, at the Tucson East Hilton Hotel, 7600 East Broadway Boulevard, Tucson, Arizona, at 10:00 a.m., Tucson time, for the purposes of:

     (1)  electing a Board of Directors for the ensuing year; and

     (2) transacting such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The holders of record of common stock at the close of business on March 18, 1998, will be entitled to vote at the Meeting and at any adjournments thereof. Proxy soliciting material is first being sent or given to shareholders on March 31, 1998.

                              By order of the Board of Directors,


                              Dennis R. Nelson
                              Corporate Secretary

Dated:  March 31, 1998

IMPORTANT: Your presence at the Meeting is desired, but if you cannot be present, please fill out, sign, date, and return the enclosed form of proxy in the envelope provided. Due to the number of shareholders, your cooperation in returning your proxy promptly is essential and will be very much appreciated.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF HOW MANY SHARES YOU OWN.

                            -----------------------

     TO VOTE YOUR SHARES, PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.



                               PROXY STATEMENT
GENERAL

     Effective January 1, 1998 (the "Effective Date"), UniSource Energy Corporation (the "Company") became the parent company of Tucson Electric Power Company ("TEP"). TEP's common stock shareholders approved the new corporate structure on May 26, 1995. TEP received approval of the new corporate structure from the Arizona Corporation Commission on November 25, 1997, and from the Federal Energy Regulatory Commission on September 25, 1997. On the Effective Date, any outstanding shares of TEP common stock were automatically exchanged, on a share-for-share basis, for shares of the Company's common stock under a statutory share exchange pursuant to Arizona corporation law. As a result, the holders of TEP's common stock became owners of the Company's common stock and TEP stock certificates automatically represent shares of the Company.

     This Proxy Statement is being mailed to shareholders in connection with the solicitation, by and on behalf of the Board of Directors of the Company, of proxies to be voted at the Annual Meeting (the "Meeting") of Shareholders of the Company to be held on May 8, 1998, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and at any and all adjournments of the Meeting.

     An appropriate form of proxy for execution by shareholders is enclosed. Any shareholder giving a proxy has the right to revoke the same by giving notice to the Company in writing, directed to the Corporate Secretary, or in person at the Meeting at any time before the proxy is exercised.

     The entire cost of the solicitation of proxies will be borne by the Company. Solicitations will be made by the Company primarily by use of the mails. Additional solicitation of brokers, banks, nominees, and institutional investors may be made pursuant to a special engagement of BEACON HILL PARTNERS, INC. at a cost to the Company of approximately $5,000 plus reasonable out-of-pocket expenses. If necessary to obtain reasonable representation of shareholders at the Meeting, solicitations may also be made by telephone, facsimile, or personal interview. The Company will request brokers or other persons holding stock in their names, or in the names of their nominees, to forward proxy material to the beneficial owners of such stock or request authority for the execution of the proxies, and will reimburse such brokers or other persons for their expense in so doing.

     In accordance with the Company's Bylaws, the Board of Directors has fixed March 18, 1998 as the record date (the "Record Date") for the determination of shareholders entitled to vote at the Meeting and at any and all adjournments thereof. The stock transfer books will not be closed.

                              CHANGE IN ACCOUNTANTS

      On November 7, 1997, based upon the recommendation of its audit committee, the Board of Directors of the Company voted to appoint Price Waterhouse LLP as the Company's independent accountants effective for the year ending December 31, 1998. The Company chose not to renew the engagement of Deloitte & Touche LLP, the Company's present independent accountants. Deloitte & Touche LLP continued to serve for the 1997 fiscal year, including rendering an opinion on the Company's financial statements for the year ended December 31, 1997.

      The reports of Deloitte & Touche LLP on the Company's financial statements for each of the two most recent years ended December 31, 1997 did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified in any matter.

     During 1996, 1997 and the period from December 31, 1997 to March 2, 1998 the date of the Company's Form 10-K, there were no disagreements with Deloitte Touche LLP on any matter of accounting principle or practice, this period, there were no "reportable events" as that term is defined in Item 304
(a) (1) (v) of Regulation S-K.

     Deloitte and Touche LLP furnished a letter addressed to the Securities and Exchange Commission stating that it agreed with the above statements for the two most recent years ended December 31, 1997 to March 2, 1998 the date of the Company's Form 10-K.

      On November 14, 1997, the Company engaged Price Waterhouse LLP as its principal accountants to audit the financial statements for the year ending December 31, 1998. During 1996, 1997 and the period from December 31, 1997 to March 2, 1998 the date of the Company's Form 10-K, the Company has not consulted Price Waterhouse LLP on items which concerned the application of accounting principles generally, or to a specific transaction or group of transactions, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements except as related to transactions for the year ending December 31, 1998.

     Representatives of Price Waterhouse, LLP, the Company's independent auditors, are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions. Representatives of Deloitte & Touche LLP are not expected to be present at the meeting.

VOTING OF SHARES

     At the Record Date, the Company had outstanding 32,138,124 shares of common stock, no par value shares ("Common Stock"). At the Record Date, there were 27,514 shareholders of record of the Common Stock. Holders of Common Stock will be entitled to one vote per share, subject to cumulative voting rights in the election of Directors as described below.

     Under the Arizona Business Corporation Act, a majority of the shares entitled to vote on any single subject matter which may be brought before the Meeting will constitute a quorum, and business may be conducted once a quorum is represented at the Meeting. Except as otherwise specified by law, if a quorum exists, action on a matter other than the election of Directors will be deemed approved if the votes cast "For" such matter exceed votes cast "Against" it.

     In the election of Directors, each holder of shares of Common Stock has the right to cumulate his votes by casting as many votes in the aggregate as shall equal the number of his shares of Common Stock multiplied by the number of Directors to be elected, and he may cast the whole number of such votes for one nominee or distribute such votes among two or more nominees. If a quorum is present, Directors are elected by a plurality of the votes cast by the shares entitled to vote. Withheld votes will be counted as being represented at the Meeting for quorum purposes but will not have an effect on the vote.

     The shares represented by an executed proxy will be voted for the election of Directors, or withheld in accordance with the specifications made in said proxy. If no specification is made in said proxy, the proxy will be voted "FOR" the nominees listed herein.

     Broker "non-votes," if any, with respect to a proposal will be counted for purposes of determining the presence or absence of quorum, but will not be counted as shares represented and voting with respect to that proposal.
In contrast, proxies voted "abstain" will have the same legal effect as votes against a proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of the Record Date, the following person was known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock:
                                                 Amount and
                    Name and address              Nature of         Percent of
  Title of Class    of Beneficial Owner      Beneficial Ownership     Class
  ---------------------------------------------------------------------------
  Common            The Prudential Insurance    1,730,180 (1)         5.38%
                    Company of America
                    751 Broad Street
                    Newmark, NJ  07102-3777

-----------------------
(1) In a statement dated February 10, 1998, filed with the Securities and Exchange Commission on Schedule 13G under the Securities Exchange Act of 1934, The Prudential Insurance Company of America indicated it may have direct or indirect voting and/or investment discretion over 1,730,180 shares of the outstanding Common Stock of the Company which are held for the benefit of its clients by its separate accounts, externally managed accounts, registered investment companies, subsidiaries and/or other affiliates.

     In 1992 all but one of the owner participants in TEP's lease of Unit 1 of the Springerville Generating Station submitted a "no-action" request to the staff of the Securities and Exchange Commission regarding their status under the Public Utility Holding Company Act of 1935, as amended ("Holding Company Act"). In connection with such "no-action" request, each such owner participant entered into a separate voting agreement with TEP (each, a "Voting Agreement") with respect to the shares of Common Stock of TEP and warrants to purchase Common Stock of TEP ("Warrants") that such owner participant received as part of a 1992 comprehensive restructuring of TEP's obligations to certain of its creditors, major suppliers, and lease participants, as well as the reclassification of all shares of TEP's previously outstanding preferred stock into Common Stock (the "Financial Restructuring"). Under the Financial Restructuring, such owner participants received, in the aggregate, approximately 8.9% of the total number of shares of Common Stock of TEP outstanding at the date of the closing of the Financial Restructuring on December 15, 1992 (the "Closing") (but before giving effect to the exercise of the Warrants) and Warrants in an aggregate amount of approximately 6.75% of the total number of shares of Common Stock of TEP at the date of the Closing. Each Voting Agreement constitutes an irrevocable proxy of the owner participant directing TEP to vote those shares issued to it under the Financial Restructuring (including shares issuable upon the exercise of the Warrants) in the same proportion as the votes cast for and against any particular matter by the other holders of Common Stock of TEP voting on such matter. However, an owner participant has the right to vote or direct the voting of the shares of Common Stock of TEP held by it upon the occurrence of any of the following events: (i) a default under the Springerville Unit 1 lease; (ii) a default by TEP in respect of obligations with an aggregate amount in excess of $500,000; or (iii) the institution of bankruptcy or similar proceedings by or against TEP or any of its affiliates. In the event of any sale or disposition of the shares that are subject to a Voting Agreement to a person who is not an owner participant or an affiliate thereof, the shares sold would no longer be subject to that Voting Agreement. The Warrants remain in effect with respect to the Common Stock of TEP.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth as of the Record Date, the number and percentage of shares beneficially owned, along with the nature of such beneficial ownership, by each of the Company's Directors and nominees, the Company's Chief Executive Officer, the four other most highly compensated executive officers of the Company during 1997, and all Directors and executive officers as a group.

                                               Amount and                        Allocable Amount of
                                               Nature of                       Shares under Deferred
                     Name of                   Beneficial       Percent of         Compensation
Title of Class   Beneficial Owner           Ownership (1)(2)      Class           Stock Plan (3)
--------------   ----------------           ----------------    ----------    ---------------------
Common           Charles E. Bayless            40,370  (4)           *                10,039
                 Chairman, President
                 and CEO

Common           Larry W. Bickle                2,000                *                 ----
                 Director

Common           Elizabeth T. Bilby             2,600  (5)           *                 1,893
                 Director

Common           Harold W. Burlingame           1,000                *                 ----
                 Director

Common           Jose L. Canchola               2,600  (5)           *                   404
                 Director

Common           John L. Carter                 7,800  (6)           *                 2,112
                 Director

Common           John A. Jeter                  3,400  (5)           *                   597
                 Director

Common           R. B. O'Rielly                 2,680  (5)           *                 2,617
                 Director

Common           Martha R. Seger                4,188  (5)           *                 2,112
                 Director

Common           Donald G. Shropshire            2,700  (5)(7)       *                 ----
                 Director

Common           H. Wilson Sundt                 4,000  (5)(8)       *                   364
                 Director

Common           James S. Pignatelli            18,115  (9)          *                 ----
                 Executive Vice President and
                 Chief Operating Officer
                 Tucson Electric Power Company

Common           Ira R. Adler                   17,940  (10)         *                 ----
                 Executive Vice President
                 and Chief Financial Officer
                 Tucson Electric Power Company

Common           Romano Salvatori                6,991  (11)         *                 1,781
                 President
                 Nations Energy Corporation

Common           George W. Miraben              11,327  (12)         *                   562
                 Senior Vice President -
                 Policy and Human Resources
                 Tucson Electric Power Company

Common           All Directors and             190,512  (13)         *                25,314
                 executive officers as
                 a group
-----------

*   Represents less than l% of the outstanding Common Stock of the Company.
(1) Includes any shares held in the name of the spouse, minor children, or other relatives sharing the home of the Director or executive officer. Except as otherwise indicated below, the Directors, nominees for
    Director, andrexecutive officersphave soleuvotingeandwinvestmentcpower voting of the shares held, and investment power includes the power to direct the disposition of the shares held.
(2)	Based on information furnished by executive officers and Directors.
    Includes shares subject to options exercisable within 60 days.
(3)	Represents stock held in trust under the Deferred Compensation Plan.
    With the cash compensation deferred, the trust invests in Common Stock quarterly. Distributions under the Deferred Compensation Plan are made in Common Stock. Until the Common Stock is distributed, executive officers and Directors are not the beneficial owners of such shares. The number of shares set forth includes shares purchased through the last quarterly purchase on January 15, 1998.
(4)	Includes 39,370 shares subject to options exercisable within 60 days.
(5)	Includes 2,400 shares subject to options exercisable within 60 days.
(6)	Includes 800 shares subject to options exercisable within 60 days.
(7)	Pursuant to the policy of the Board of Directors, Mr. Shropshire has retired from the Board effective May 8, 1998.
(8)	Includes 1,000 shares held by a corporation with which Mr. Sundt is associated.
(9)	Includes 17,715 shares subject to options exercisable within 60 days.
(10)Includes 16,770 shares subject to options exercisable within 60 days.
(11)Includes 6,991 shares subject to options exercisable within 60 days.
(12)Includes 10,367 shares subject to options exercisable within 60 days.
(13)Includes 168,643 shares subject to options exercisable within 60 days.

                                 PROPOSAL 1
                            ELECTION OF DIRECTORS

GENERAL

    At the Meeting, the shareholders will elect ten Directors to serve on the Board of Directors of the Company for the ensuing year and until their successors shall have been elected and shall have qualified. The votes applicable to the shares represented by executed proxies in the form enclosed, unless withheld, will be cast for the eight nominees listed below, or, in the discretion of the persons acting as proxies, will be voted cumulatively for one or more of such nominees, all of whom are present members of the Board of Directors. All of the nominees have consented to serve if elected. If any nominee becomes unavailable for any reason or a vacancy should occur before the election (which events are not anticipated), it is the intention of the persons designated as proxies to vote, in their discretion, for other nominees.

                                                                   DIRECTOR
                     NAME AND PRINCIPAL OCCUPATION            AGE    SINCE
                     ------------------------------           ---    -----

           CHARLES E.  BAYLESS,  Chairman  of  the  Board  of   55   1990
           Directors  of  the  Company  since  January  1998;
           President  and  Chief  Executive  Officer  of  the
           Company since January 1998; Chairman of the Board of Directors of TEP since January 1992; President and Chief Executive Officer of TEP since July
           1990; Senior  Vice President  and  Chief Financial
           Officer of TEP from December 1989 until July 1990;
           Director of  Trigen Energy  Corporation  from July
           1994 to present.

           LARRY W. BICKLE,  Managing Director  of Haddington   52   1998
           Ventures, LLC, an investment  company, since 1997;
           Chairman, Market  Hub  Partners,  a  developer  of
           natural gas storage facilities  from 1994 to 1997;
           Chairman and CEO, TPC  Corporation (formerly Tejas
           Power  Corporation)   from  1984   to   May  1997;
           Director, St. Mary Land & Exploration Company.

(1)(2)(3)  ELIZABETH T. BILBY, President and Treasurer of L &  58    1995
(4) C Gourmet Products, Inc., an agricultural product marketing company, and Director of International
           Marketing of  Santa  Cruz Valley  Pecan  Co. since
           1982.

           HAROLD W. BURLINGAME, Executive  Vice President of  57    1998
           Human Resources of  AT&T since 1987.   Chairman of
           the AT&T Foundation.

(1)(2)(3)  JOSE L.  CANCHOLA, President  and  Chief Executive  66    1992
           Officer of Canchola Group, Inc., holder of several
           restaurant  franchises  in   Tucson  and  Nogales,
           Arizona,  since   1972;   Member   of   McDonald's
           Corporation Operators Advisory Board  from 1981 to
           1993;      National   Franchise   Director,   U.S.
           Department  of   Commerce,   Office   of  Minority
           Business Enterprise from 1974 to 1976.

(2)(4)     JOHN L. CARTER, Executive Vice President and Chief  63    1996
           Financial Officer  of Burr-Brown  Corporation from
           1993  to  1996;  President   and  Chief  Executive
           Officer of  Qualtronics  Manufacturing,  Inc. from
           1987 to 1996.

(1)(2)(3)  JOHN A.  JETER,  independent  business  consultant  67    1994
           since 1991; partner in the accounting firm of Arthur Andersen & Co. from 1967 to 1991.

(1)(4)     R.  B.  O'RIELLY,  President   of  O'Rielly  Motor  68    1989
           Company,  an   automobile   dealership  management
           company, since 1955; Director  of Banc One Arizona
           Corporation and Bank One Arizona, N.A.

(2)(4)     MARTHA R. SEGER,  Distinguished Visiting Professor  66    1992
           of   Finance,   American    Graduate   School   of
           International Management  from  1993  to  present;
           John M.  Olin  Distinguished  Fellow  at  the Karl
           Eller Center  for  the  Study  of  Private  Market
           Economy at the University of  Arizona from 1991 to
           1993; Financial  Economist  and  Governor  of  the
           Federal  Reserve  System  from  1984  until  1991;
           Director of Amoco  Corporation, Xerox Corporation,
           Kroger  Company,  Fluor   Corporation,  Amerisure,
           Johnson Controls Inc., and Providian Corporation.

(2)(3)     H. WILSON SUNDT,  Chairman of the  Board and Chief  65    1976
           Executive  Officer  of   Sundt  Corp,   a  general
           construction contracting firm,  since 1979, having
           served as President from 1979 until July 1983.
----------------
(1)  Member of Nominating Committee.
(2)  Member of Audit Committee.
(3)  Member of Compensation Committee.
(4)  Member of Finance Committee.

    As noted above, Dr. Seger is a member of the Board of Directors of Providian Corporation. Providian is a debt participant in TEP leases of Springerville Unit 1. Dr. Seger has advised the Company that she does not intend to participate in any deliberations or actions of either the Board of Directors of the Company, of TEP, or of Providian, with respect to any matter involving the other companies.

COMMITTEE FUNCTIONS

    The Audit Committee selects and recommends to the Board of Directors a firm of independent certified public accountants to audit annually the financial statements of the Company; reviews and discusses the scope of such audit; receives and reviews the audit reports and recommendations; transmits recommendations, if any, of the Audit Committee to the Board of Directors; reviews with the internal audit department of the Company, from time to time, the accounting and internal control procedures of the Company, and makes recommendations to the Board of Directors for any changes deemed necessary in such procedures; and performs such other functions as the Board of Directors, from time to time, shall delegate to the Audit Committee. The Audit Committee of TEP held 6 meetings in 1997.

    The Compensation Committee reviews the performance of the Company's officers and Directors and makes recommendations to the Board of Directors with respect to officers' and Directors' compensation. The Compensation Committee of TEP held 5 meetings in 1997.

    The Nominating Committee interviews potential Directors of the Company and nominates and recommends to the shareholders and Directors, as the case may be, qualified persons to serve as Directors. The Nominating Committee of TEP did not hold any meetings in 1997. At such times as Director vacancies occur, the Nominating Committee will consider written recommendations for the Board of Directors which have been received from shareholders.
Recommendations must include detailed biographical material indicating the candidate's qualifications and also a written statement from the candidate of willingness and availability to serve. Recommendations should be directed to the Corporate Secretary, UniSource Energy Corporation, P.O. Box 711, Tucson, Arizona 85702.

    The Finance Committee reviews and recommends to the Board of Directors long-range financial policies and objectives, and actions required to achieve those objectives. Specifically, the Finance Committee reviews capital and operating budgets, current and projected financial results of operations, short-term and long-range financing plans, dividend policy, risk management activities, and major commercial banking, investment banking, financial consulting, and other financial relations of the Company. The Finance Committee of TEP held 2 meetings in 1997.

    The Board of Directors of TEP held a total of 11 regular meetings in 1997.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

    The following tables set forth certain information concerning compensation of, stock option grants to, and stock options/SARs held by the Company's Chief Executive Officer and the four other most highly compensated executive officers at December 31, 1997.


                        EXECUTIVE COMPENSATION AND OTHER INFORMATION


                                 SUMMARY COMPENSATION TABLE

                                                                  LONG TERM COMPENSATION
                                                                  ----------------------
                                                                          AWARDS
                                                                  ----------------------

                                                 ANNUAL         RESTRICTED       SECURITIES        ALL OTHER
                                              COMPENSATION         STOCK         UNDERLYING       COMPENSATION
Name and principal                            ------------      AWARDS($)(1)   Options/SARs(#)      ($)(2)
position                         Year      Salary($) Bonus($)
-----------------------------    ----      --------  --------   ------------   --------------     -------------
Charles E. Bayless               1997      439,309    352,001     451,793          41,890            7,200
President                        1996      423,881    242,250                      36,196           47,863
and Chief Executive Officer      1995      394,905    157,964                      17,430            6,750
Tucson Electric Power Company

James S. Pignatelli              1997      307,924    186,001      67,524          16,800            7,200
Executive Vice President and     1996      256,462    113,288                      13,109            8,561
Chief Operating Officer          1995      234,808     80,507                       8,883            6,750
Tucson Electric Power Company

Ira R. Adler                     1997      244,558    147,001      83,853          13,300            7,200
Executive Vice President         1996      235,400    100,633                       9,652           61,073
and Chief Financial Officer      1995      234,808     80,507                       8,883            6,750
Tucson Electric Power Company

Romano Salvatori                 1997      228,385    145,049         -                              7,200
President                        1996      199,231     71,250                       9,652           24,058
Nations Energy Corporation       1995      180,001     51,300                       5,661            6,750

George W. Miraben                1997      208,616    126,001      71,870          11,400            7,200
Senior Vice President -          1996      174,376     76,950                       9,652           19,096
Policy and Human Resources       1995      160,097     45,743                       5,047            6,750
Tucson Electric Power Company

(1)  Represents the fair market value of the restricted stock award on June 27, 1997, the grant date.
  The restrictions lapse over a three-year period in one-third increments on each anniversary date of the grant.  Recipients are entitled to receive shares of stock after the restrictions have lapsed, but may elect to defer receipt of such stock to a future period.  The restricted stock is entitled to dividends at the same rate as the Company's Common Stock.  As of December 31, 1997, based on the closing market price of the Company's stock on that date of  $18.125, Charles E. Bayless held 31,293 shares of restricted stock valued at $567,186; James S. Pignatelli held 4,677 shares of restricted stock valued at $84,771; Ira R. Adler held 5,808 shares of restricted stock valued at $105,270; and
  George W. Miraben held 4,978 shares of restricted stock valued at $90,226

(2)  All other compensation is comprised of the Company's contributions to the Company's Triple
  Investment Plan for Salaried Employees 401(k) Plan ($7,200 for each named executive officer in 1997 and $6,750 for each executive officer in 1995 and 1996, with the balance in 1996 attributable to a one-time payment for vacation accrued and unused for all years of service with the Company).




                        OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                 Individual Grants

                         Number of     Percent of                                Potential Realizable
                         Securities      Total                                    Value at Assumed
                         Underlying   Options/SARs                                 Annual Rates of
                        Options/SARs   Granted to      Exercise                Stock Price Appreciaton
                          Granted     Employees in      Price     Expiration       for Option Term
    Name                    (#)       Fiscal year       ($/Sh)       Date        5%($)     10%($)
    ----                ------------  ------------     -------    ----------     -----     ------
Charles E. Bayless         41,890        31.1%         14.4375     6/26/07      380,347   963,875
James S. Pignatelli        16,800        12.5%         14.4375     6/26/07      152,538   386,562
Ira R. Adler               13,300         9.9%         14.4375     6/26/07      120,760   306,029
Romano Salvatori             -             -           -              -            -
George W. Miraben          11,400         8.5%         14.4375     6/26/07      103,509   262,311


    During 1997, the Compensation Committee of the Board of Directors of TEP granted stock options intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code"), to the executive officers of the Company with exercise prices equal to the market price of the Common Stock at the date of grant. The options vest ratably over a three-year period. The aggregate number of shares attributable to the 1997 grants is 134,590.

           AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                  AND FISCAL YEAR-END OPTION/SAR VALUES

                                                 Number of
                                                Securities           Value of
                                                Underlying          Unexercised
                                                Unexercised        In-the-Money
                                              Options/SARs at     Options/SARs at
                     Shares                   Fiscal Year-End     Fiscal Year End
                    Acquired                        (#)                ($)
                  on Exercise      Value        Exercisable/        Exercisable/
    Name              (#)       Realized ($)    Unexercisable      Unexercisable
    ----              ---       ------------    -------------     ---------------
Charles E. Bayless     --            --        39,370/71,833      109,338/282,311
James S. Pignatelli    --            --        17,715/28,501       36,475/109,624
Ira R. Adler           --            --        16,770/22,697        40,324/85,453
Romano Salvatori       --            --          6,991/8,322        22,908/35,738
George W. Miraben      --            --        10,367/19,518        28,922/76,344



                   LONG-TERM INCENTIVE PLANS  - AWARDS
                            IN LAST FISCAL YEAR

                    Number of   Performance Or
                     Shares,    Other Period       Estimated Future Payouts
    Name            Units Or       Until          Under Non-Stock Price-Based
    ----             Other      Maturation or                Plans
                   Rights (#)      Payout
                   ----------      ------        ----------------------------
                                                 Threshold   Target   Maximum
                                                    (#)       (#)       (#)
                                                    --        ---       --

Charles E. Bayless  105,550      12/31/01         52,775   105,550    158,325
James S. Pignatelli  24,790      12/31/01         12,395    24,790     37,185
Ira R. Adler         19,600      12/31/01          9,800    19,600     29,400
Romano Salvatori       --           --               --       --         --
George W. Miraben    16,800      12/31/01          8,400    16,800     25,200

      On June 26, 1997, at the recommendation of the Compensation Committee, the Board of Directors unanimously approved a Performance Share Program under the Omnibus Plan. The Performance Share Program is intended to align the interests of the Company's executive officers directly with the interest of its shareholders. On October 10, 1997, the Compensation Committee approved a total of 254,540 Performance Shares to be awarded (the "Target Number of Shares") to all executive officers, including Mr. Bayless and the other Named Executives. The Performance Share Program provides for the delivery of shares of the Company's Common Stock equal to 0 to 150% of the Target Number of Shares, depending upon the Company's total shareholder return (stock price increase plus dividends, divided by the initial stock price) over the performance period ending December 31, 2001, compared to corporations in a peer group. For this purpose, "peer group" means those corporations that as of the vesting date are included in the S&P Electric Utility Index. At the end of the performance period, the Compensation Committee will determine the number of Performance Shares that vest (the "Vested Performance Shares") based on the Company's performance against the peer group. Performance Share recipients will receive one share of Common Stock for each Vested Performance Share. The shares of Common Stock underlying the performance shares are subject to limitations on their sale, transfer, or pledge prior to the time they become vested. Recipients of Performance Shares will have no rights as stockholders of the Company, including dividend rights and voting rights, with respect to the Performance Shares and any shares of Common Stock underlying or issuable in respect of such Performance Shares until such shares are actually issued and held of record by the recipient.

                             PENSION PLAN TABLE

  Remuneration ($)                      Years of Service
 -----------------     --------------------------------------------------------
                        15        20           25         30          35
                       --------------------------------------------------------
  125,000             32,910     43,880      54,850      54,850      54,850
  150,000             39,492     52,656      65,820      65,820      65,820
  175,000             46,074     61,432      76,790      76,790      76,790
  200,000             52,656     70,208      87,760      87,760      87,760
  225,000             59,238     78,984      98,730      98,730      98,730
  250,000  	          65,820     87,760     109,700     109,700     109,700
  300,000	            78,984    105,312     131,640     131,640     131,640
  400,000            105,312    140,416     175,520     175,520     175,520
  450,000            118,476    157,968     197,460     197,460     197,460
  500,000            131,640    175,520     219,400     219,400     219,400
  550,000            144,804    193,072     241,340     241,340     241,340


  Remuneration is comprised of the officers' average annual compensation during the five consecutive years of employment with the highest compensation within the last 15 years preceding retirement. Compensation is comprised of salary only, shown on the Summary Compensation Table.

    The estimated credited years of service for the Company's most highly compensated executive officers follows:
                                                         Credited
                                                         Years of
           Name                                           Service
       ------------------------------------------------------------
       Charles E. Bayless ...........................         8
       James S. Pignatelli ..........................         3
       Ira R. Adler .................................        12
       Romano Salvatori .............................         3
       George W. Miraben ............................         8

    The amount of the pension benefit is equal to a base of 40% of the compensation for 25 years of service, plus 9.7% of such calculated amount. The estimated benefits shown in the Pension Plan Table are straight life annuities not subject to a reduction for any Social Security benefits. The table also reflects amounts payable under the Excess Benefits Plan which will pay from the general funds of the Company the difference, if any, between the benefits shown in the table above and any benefit payments which may be limited by federal income tax regulations.


                 DIRECTOR COMPENSATION FOR LAST FISCAL YEAR

                        Cash Compensation            Security Grants
                        -------------------------------------------------------
                                                                 Number/of
                          Annual                                 Securities
Name and Principal     Retainer Fee     Meeting     Number of    Underlying
Position (1)              ($) (2)      Fees ($)(2)  Shares (#)   Options/SARs(#)
------------           ------------   ----------   ----------  ----------------
Elizabeth T. Bilby        15,000        16,000        ---          1,200
Jose L. Canchola          15,000        22,000        ---          1,200
John L. Carter            15,000        20,000        ---          1,200
John A. Jeter             15,000        23,000        ---          1,200
R.B. O'Rielly             15,000        17,000        ---          1,200
Martha R. Seger           15,000        20,000        ---          1,200
Donald G. Shropshire      15,000        23,000        ---          1,200
H. Wilson Sundt           15,000        20,000        ---          1,200

  (1) Mr. Bayless is not listed in the above table. He does not receive compensation as a Director. Refer to the Summary Compensation Table for information concerning his compensation.

  (2) Amounts shown include cash compensation earned and received as well as amounts earned but deferred at the election of Directors.

    Each Director of TEP, other than Mr. Bayless, received an annual cash retainer of $15,000, $1,000 for each Board meeting, and $1,000 for each committee meeting attended in 1997. In addition, under the 1994 Outside Director Stock Option Plan (the "Plan"), each Director, other than Mr. Bayless, received a grant of 1,200 Common Stock Options on January 3, 1997 with an exercise price of $16.6875 per share, which represents the fair market value of the underlying stock on the date of grant. Such options vest in 1/3 increments on the 3rd day of January 1998, 1999 and 2000. As a salaried employee of TEP, Mr. Bayless does not receive compensation in his capacity as a member of the Board of Directors of TEP or the Company.

                       EXECUTIVE EMPLOYMENT CONTRACTS

    TEP has employment agreements with 12 officers (including the Chief Executive Officer and the four other most highly compensated officers) which become effective in the event of a change in control of TEP or the Company (which includes the acquisition of beneficial ownership of 30% of the Common Stock, certain changes in the Board of Directors, or approval by the shareholders of certain mergers or consolidations or upon certain transfers of assets of TEP or the Company). The agreements provide that each officer shall be employed by TEP or one of its subsidiaries or affiliates in a position comparable to his current position, with compensation and benefits which, as set forth in each agreement, are at least equal to such officer's then current compensation and benefits, for an employment period of five years after a change in control occurs (subject to earlier termination due to such officer's acceptance of a position with another company, or termination for cause).

    Following a change in control of the Company or TEP, in the event that the officer's employment is terminated by the Company (with the exception of termination due to the officer's acceptance of another position or for cause) or if the officer terminates his employment because of a reduction in position, responsibility, salary or for certain other stated reasons, the officer is entitled to severance benefits in the form of (i) a lump sum payment equal to the present value of his salary and short-term incentive compensation for the next two years under the agreement, (ii) the present value of the additional amount he would have received under the Retirement Plan if he had continued to be employed for the five-year period after a change in control occurs, (iii) the present value of contributions that would have been made by TEP under the 401(k) Plan if he had continued to be employed for such five-year period, and (iv) the spread on any Company stock options which would have been granted to the officer if he had continued to be employed for two years following such termination. Such officer is also entitled to continue to participate for such five-year period in the Company's health plans, death benefit plans and disability benefit plans. Notwithstanding the above, any payment which is determined to be a parachute payment under the Code shall be limited to the maximum amount permitted to be paid without the imposition of an excess parachute payment excise tax, minus one dollar (and if it shall be determined that the Company has made a payment in excess of this limitation, such excess would become a loan and the officer would be required to repay such amount). Assuming a change in control occurred on December 31, 1997 which resulted in the immediate termination of the Chief Executive Officer and all four of the Company's other most highly compensated officers, the total payments made by TEP pursuant to the said contracts would not be expected to exceed $5,000,000.

     Pursuant to an employment agreement, Mr. Salvatori is employed as President of Nations Energy Corporation ("Nations"). The current term of his agreement expires December 31, 1998. Mr. Salvatori's salary was determined in the manner indicated in the Report of the Compensation Committee set forth below. In addition to the salary reflected in the Summary Compensation Table, Mr. Salvatori is entitled to an annual bonus based upon the achievement of certain business objectives, and to participate in a bonus pool paid as a percentage of the development fee received by Nations upon the financial closing of new independent projects. The share of such bonus pool received by Mr. Salvatori is determined by the Board of Directors of Nations. Mr. Salvatori is also entitled to receive additional cash compensation based upon pre-tax cash flow distributed to Nations associated with projects in which Nations invests during the term of his agreement or for which Nations obtains an option to invest which has been approved by Nations' Board of Directors. The agreement also provides for a performance payment to Mr. Salvatori in the event of a sale of a specified portion of Nations to a third party. Any such payment would serve to reduce the amount received by Mr. Salvatori under the change of control agreement described above.


                    REPORT OF THE COMPENSATION COMMITTEE
                          OF THE BOARD OF DIRECTORS
                          ON EXECUTIVE COMPENSATION

          The Compensation Committee of the Board of Directors (the "Compensation Committee") is responsible for developing and administering the Company's executive compensation policies and programs and making recommendations to the Board with respect thereto. In 1997, the Compensation Committee was comprised of five of Tucson Electric Power Company's independent outside Directors. The Compensation Committee determines the compensation of the Company's executive officers, including Mr. Bayless and the other senior executives named in the Summary Compensation Table (the "Named Executives"), and sets policies for and reviews the compensation award do to other key members of management. The Company applies a consistent philosophy to compensation for all executive employees, including the Named Executives.

           COMPENSATION POLICIES APPLICABLE TO EXECUTIVE OFFICERS

          The Company's executive compensation policies and programs generally are intended to (i) relate the compensation of employees to the success of the Company and the creation of shareholder value; and (ii) attract, motivate and retain highly qualified executives. The Company's compensation program was developed with the assistance of an external consultant, and is intended to provide competitive pay levels which are linked to the achievement of the Company's strategic objectives.

     The Company's 1997 compensation program consisted of three components:
(i) base salary, (ii) short-term incentive compensation and (iii) long-term incentive compensation.

BASE SALARIES

     The base salary component of compensation is intended to be competitive with that paid by comparable companies in the electric industry. As noted previously, in developing the compensation program, the Compensation Committee retained an external consultant to conduct a competitive analysis of pay for the Company's officer group. In conducting its analysis for 1997, the consultant used a comparative group of 15 electric utilities, chosen based on their business and size, with revenues from $.5 billion to $1.7 billion. The Compensation Committee believes the companies in the comparative group are a more appropriate comparison for the Company than the Edison Electric 100 companies used in the Performance Graph set forth following this Report, because the type of business and annual revenues of the companies included in the survey are more closely related to those of the Company and the companies in the comparative group represent primary competitors to the Company for top-level management personnel. The external data from companies in the comparative group was used to develop a market compensation for each executive position. "Market compensation" refers to the median total salary for utility executives in the comparative group. Base salaries for the Company's executive officers (including Mr. Bayless and the other Named Executives) were set at market compensation levels in January 1997, in recognition of the increasingly competitive environment in the electric industry and the need to continue to attract and retain highly qualified executives, as well as the fact that a substantial portion of each executive's total compensation package is "at-risk," based on the achievement of certain corporate goals. See Short-Term Incentive Compensation and Long-Term Incentive Compensation below. In the case of certain of the Named Executives other than Mr. Bayless, a 15% premium was added to base salary to reflect additional responsibilities of the executive. Mr. Bayless received a 3.4% increase in base salary for 1997. The other Named Executives received increases ranging from 2.5% to 17%.

SHORT-TERM INCENTIVE COMPENSATION

     The Board adopted the Short-Term Incentive Plan to provide compensation for meeting or exceeding specified corporate objectives designed to contribute to the attainment of the Company's long-term strategic plan. Under the Short-Term Incentive Plan, target award levels are set as a percentage of each participant's base salary. In 1997, the percentage for Mr. Bayless was 40% and for the other executive officers ranged from 25-30%. Actual awards can vary from 0 to 200% of the target award level, depending upon the Company's performance in relation to pre-established goals. For 1997, pre-established goals for officers (including Mr. Bayless and the other Named Executives) consisted of two corporate objectives and a customer service multiplier. The corporate objectives consisted of: 1) increasing the Company's intrinsic value, measured by cash flow return on investment; and 2) improving profitability and cost management, measured by operations & maintenance expenses per kilowatt hour sold. The customer service multiplier consisted of eight component goals, relating to: 1) reducing the number of outages;
2) decreasing average outage duration; 3) improving customer service satisfaction; 4) increasing customer use of special programs and services;
5) increasing services provided to customers; 6) increasing customer service options; 7) sustaining air quality compliance; and 8) sustaining Company visibility through participation in community activities.

     In calculating the percentage of target awards payable, the Compensation Committee established target performance levels for each of the corporate objectives. Minimum performance levels (50% of target awards payable) and exceptional performance levels (150% of target awards payable) were established as well. No credit was given for performance below minimum levels. The customer service multiplier was established at levels ranging from .8 to 1.2, depending upon the number of component goals met. In order for any incentive compensation to be paid, the Company was required to meet at least the minimum performance levels on each of the corporate objectives. The Company met the criteria for exceptional performance levels for each of the corporate objectives in 1997. Because the Company also met each of the customer service multiplier component goals, the customer service multiplier was set at 1.2. In addition, because the performance level for corporate goals (150%) multiplied by the customer service multiplier (1.2) equaled 180% of target performance, the Compensation Committee approved a Short-Term Incentive Plan enhancement, resulting in incentive compensation to each of the executive officers (including Mr. Bayless and the other Named Executives) in the amount of 200% of his or her target award level. Incentive compensation earned in 1997 by Mr. Bayless and the other Named Executives is set forth in the preceding Summary Compensation Table. Mr. Salvatori does not participate in the Short-Term Incentive Plan.

LONG-TERM INCENTIVE COMPENSATION

     The Company's long-term incentive compensation is intended to attract and retain quality employees over the long term in a manner that directly aligns them with shareholder interests.

     At the recommendation of the Compensation Committee, the Board of Directors unanimously adopted, and, at the 1994 Annual Meeting of Shareholders, the shareholders approved the Tucson Electric Power Company 1994 Omnibus Stock and Incentive Plan (the "Omnibus Plan"). On June 26, 1997, the Compensation Committee issued Incentive Stock Options ("ISOs") and Non-Qualified Stock Options ("NQSOs") to all executive officers of the Company including Mr. Bayless and the other Named Executives. In calculating the level of awards to Mr. Bayless and the other executive officers, the Compensation Committee considered the aforementioned analysis of executive compensation for comparative companies. Based on such analysis, as well as Mr. Bayless' continuing contribution to the Company's financial recovery and achievement of its long-term strategic goals, the Compensation Committee awarded Mr. Bayless ISOs and NQSOs with a total value equal to 60% of his base salary (based on a Black-Scholes pricing model which assigned a value of $6.44 per share for ISOs and $6.17 per share for NQSOs). The total value of stock options issued to other Named Executives ranged from 30% to 33% of base salary. The number of shares covered by the stock option grant to Mr. Bayless was 41,890. The Compensation Committee did not consider the number of options previously granted or outstanding.

     On June 26, 1997, the Compensation Committee issued awards of restricted stock under the Omnibus Plan to all executive officers of the Company, including Mr. Bayless and the other Named Executives. The restrictions on such stock lapse over a three-year period in one-third increments on each anniversary date of the grant. Based on the factors set forth above, the Compensation Committee awarded Mr. Bayless restricted stock with a total value equal to 99% of his base salary (based on an assumed economic value of $13.92 per share of restricted stock). The total number of shares of restricted stock issued to other Named Executives ranged from 21 to 33% of base salary. The total number of shares of restricted stock issued to Mr. Bayless was 31,293.

     On June 26, 1997, at the recommendation of the Compensation Committee, the Board of Directors unanimously approved a Performance Share Program under the Omnibus Plan. The Performance Share Program is intended to align the interests of the Company's executive officers directly with the interest of its shareholders. On October 10, 1997, the Compensation Committee approved a total of 254,540 Performance Shares to be awarded (the "Target Number of Shares") to all executive officers, including Mr. Bayless and the other Named Executives. The Performance Share Program provides for the delivery of shares of the Company's Common Stock equal to 0 to 150% of the Target Number of Shares, depending upon the Company's total shareholder return (stock price increase plus dividends, divided by the initial stock price) over the performance period ending December 31, 2001, compared to corporations in a peer group. For this purpose, "peer group" means those corporations that as of the vesting date are included in the S&P Electric Utility Index. At the end of the performance period, the Compensation Committee will determine the number of Performance Shares that vest (the "Vested Performance Shares") based on the Company's performance against the peer group. Performance Share recipients will receive one share of Common Stock for each Vested Performance Share. The shares of Common Stock underlying the performance shares are subject to limitations on their sale, transfer, or pledge prior to the time they become vested. Recipients of Performance Shares will have no rights as stockholders of the Company, including dividend rights and voting rights, with respect to the Performance Shares and any shares of Common Stock underlying or issuable in respect of such Performance Shares until such shares are actually issued and held of record by the recipient. Mr. Bayless was awarded 105,550 Performance Shares with a target value equal to 231% of his base salary, and each of the other Named Executives was awarded Performance Shares with a target value equal to 77% of base salary. Mr. Salvatori did not receive any awards under the Omnibus Plan in 1997.

          The Compensation Committee does not presently have a policy regarding qualifying compensation paid to executive officers for deductibility under Section 162(m) of the Code.

                                    Respectfully submitted,

                                    THE COMPENSATION COMMITTEE

                                    H. Wilson Sundt
                                    Elizabeth T. Bilby
                                    Jose L. Canchola
                                    John A. Jeter
                                    Donald G. Shropshire



                         TUCSON ELECTRIC POWER COMPANY
                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
          TUCSON ELECTRIC POWER COMPANY, S&P 500 INDEX, AND EEI INDEX
                        OF 100 INVESTOR-OWNED UTILITIES


The graph showing on the hard copy represents the comparison of five year cumulative total return between Tucson Electric Power Company, the S&P
500 Index, and EEI index of 100 investor-owned utilities.  The graph's
X-axis shows the years 1992 to 1997, and the Y-axis shows dollar values from 50 to 300. The data points are connected by lines with the following markers:
TEP - triangles; S&P 500 Index - diamonds; EEI index of 100 investor-owned utilities - squares. The datapoints are as follows:

                          1992    1993    1994    1995    1996    1997
                          ----    ----    ----    ----    ----    ----

Tucson Electric
 Power Company            $100    $145    $120    $130    $132    $145

 S&P 500 Index            $100    $110    $112    $153    $189    $252

 EEI Index of 100
  Investor-owned
  Utilities               $100    $111    $ 98    $129    $130    $166


    Assumes $100 invested on December 31, 1991 in Tucson Electric Power Company Common Stock, S&P Index and EEI Index. It is assumed that all dividends are reinvested in stock at the frequency paid and the returns of each component peer group issuer are weighted according to the issuer's stock market capitalization at the beginning of the period.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended, and Securities and Exchange Commission ("SEC") regulations, require directors, certain officers, and persons who own greater than 10 percent of the equity securities of a reporting company to file reports of ownership and changes in ownership of such equity securities with the SEC and the principal national securities exchange on which such equity securities are registered.

     Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that during 1997 all filing requirements applicable to its directors, officers, and 10 percent shareholders were satisfied.

                         TRANSACTION OF OTHER BUSINESS

    So far as the Company is aware, no matters other than those described in this Proxy Statement will be acted upon at the Meeting. If, however, any other matters shall properly come before the Meeting, it is the intention of the persons name in the enclosed proxy to vote the proxy in accordance with their judgemen on such matters.

                 SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

    Shareholder proposals intended to be presented at the 1999 Annual Meeting of the Company must be received by the Company no later than December 2, 1998 in order to be eligible for inclusion in the Company's Proxy Statement and the form of proxy relating to that meeting.

                                   By order of the Board of Directors


                                   DENNIS R. NELSON, Corporate Secretary
Dated:  March 31, 1998

SHAREHOLDERS ARE REQUESTED TO FILL OUT, DATE, SIGN, AND PROMPTLY RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.




                                APPENDIX

(FORM OF PROXY CARD)

UniSource Energy Corporation
220 West Sixth Street, Post Office Box 711
Tucson, Arizona 85702


You are cordially invited to join us at the Annual Meeting of Shareholders of UniSource Energy Corporation. This year's meeting will be held at the Tucson East Hilton Hotel, 7600 E. Broadway
Boulevard, Tucson, Arizona on Friday, May 8, 1998.

At the meeting you will be asked to elect a Board of Directors. It is important that your shares be voted whether or not you plan to be present at the meeting. You should specify your choices by marking the appropriate boxes on the proxy form below, and date, sign and return your proxy form in the enclosed, postpaid return envelope as promptly as possible. If you date, sign and return your proxy form without specifying your choice, your shares will be voted in accordance with the recommendations of your directors.

We will discuss the business of UniSource Energy during the meeting. I welcome your comments and suggestions, and we will provide time during the meeting for questions from shareholders.

I am looking forward to having you with us on the 8th of May. In the meantime, if you have questions regarding the Meeting, please phone our Investor Relations Department at 520-884-3661.

     Sincerely,



Detach Proxy Card Here
------------------------------------------------------------------

(FORM OF PROXY CARD-FRONT)

The Board of Directors Recommends a vote FOR the following proposal:

1. Election of Directors

FOR all nominees  WITHHOLD AUTHORITY to vote   * EXCEPTIONS  [ ]
listed below      for all nominees listed
[ ]               below    [ ]

Nominees: Elizabeth T. Bilby, Charles E. Bayless, Jose L.
Canchola, John L. Carter, John A. Jeter, R.B. O'Rielly, Martha R.
Seger, Harold W. Burlingame, Larry W. Bickle,  H. Wilson Sundt

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below).

*Exceptions ------------------------------------------------------


                                        Change of Address and
                                        or Comments Mark Here [ ]


PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. When shares are held by joint tenants in common or as community property, both should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Receipt is hereby acknowledged of Notice of Annual Meeting, Proxy Statement and the 1997 Annual Report.

                                          Dated:       , 1998


                                          ------------------------

                                                  Signature

                                          ------------------------

                                                  Signature

                                          Votes MUST be indicated
                                         (x) in Black or Blue ink.

Please Sign, Date and Return the Proxy Promptly Using the Enclosed
Envelope.


(FORM OF PROXY CARD - BACK)


                          UniSource Energy Corporation

This Proxy is Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting to be held May 8, 1998

                                    PROXY

    The undersigned hereby appoints Charles E. Bayless and Ira R. Adler, and each of them, with the power of substitution, to represent and to vote on behalf of the shareholder all shares of Common Stock which the shareholder is entitled to vote at the Annual Meeting of Shareholders scheduled to be held at the Tucson East Hilton, 7600 E. Broadway Boulevard, Tucson, Arizona, on May 8, 1998, and at any adjournments thereof, with all powers the shareholder would possess if personally present and particularly with respect to Item 1 and in their discretion, upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be voted "FOR" Item. 1.
          (Continued, and to be dated and signed on reverse side.)

                                  UNISOURCE ENERGY CORPORATION
                                  C/O THE BANK OF NEW YORK
                                  P.O. BOX 11030
                                  NEW YORK, N.Y. 10203-0030